Exhibit 10.3

FIRST AMENDMENT
TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of July 7, 2015 and is entered into by and among ACCO Brands Corporation, a Delaware corporation (“Holdings”), Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) acting with the consent of each of the Required Lenders (as defined in the Credit Agreement referenced below, the “Required Lenders”) and the Guarantors listed on the signature pages hereto, and is made with reference to that certain Amended and Restated Credit Agreement, dated as of May 13, 2013 (as amended by the First Amendment to Credit Agreement, dated July 19, 2013, as further amended by that Second Amendment to Credit Agreement, dated June 26, 2014, as further amended by that Third Amendment to Amended and Restated Credit Agreement, dated April 28, 2015 and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among Holdings, certain Subsidiaries of Holdings from time to time party thereto, the lenders from time to time party thereto (the “Existing Lenders”) and the Administrative Agent. Unless otherwise stated, capitalized terms used herein without definition shall have the same meanings herein as set forth in the Amended Credit Agreement (as defined below).
RECITALS
WHEREAS, pursuant to and in accordance with Section 11.01 of the Credit Agreement, the Required Lenders (as defined in the Credit Agreement) and the other parties hereto have agreed to amend the Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:
SECTION I. AMENDMENTS TO LOAN DOCUMENTS
The Borrowers, the Required Lenders, the Administrative Agent and the other parties hereto agree that on the Amendment Effective Date, the Credit Agreement shall be amended (the Credit Agreement, as amended by this Amendment, the “Amended Credit Agreement”) as follows:
(a)    The following text is hereby deleted from clause (c) of the definition of “Change of Control” in the Credit Agreement:
“(excluding, in the case of both clause (ii) and clause (iii), any individual whose initial nomination for, or assumption of office as, a member of that board or equivalent governing body occurs as a result of an actual or threatened solicitation of proxies or consents for the election or removal of one or more directors by any person or group other than a solicitation for the election of one or more directors by or on behalf of the board of directors)”
(b)    Section 6.16 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.16 Ratings. At all times use commercially reasonable efforts to maintain public     ratings issued by any two of Moody’s, S&P and Fitch with respect to Holdings.”

SECTION II. CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective as of the date hereof only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the “Amendment Effective Date”):
(c)    This Amendment shall have been duly executed by Holdings, each Loan Party, the Administrative Agent and the Required Lenders and, in each case, duly executed counterparts thereof shall have been delivered to the Administrative Agent.
(d)    The Administrative Agent shall have received from Holdings payment in immediately available funds of all accrued costs, fees and expenses (including reasonable fees, expenses and other charges of counsel) owing to the Administrative Agent pursuant to pursuant to Section 11.04 of the Credit Agreement and Section 11.04 of the Amended Credit Agreement, as applicable, in connection with this Amendment.
(e)    The Administrative Agent and the Lenders shall have received at least one (1) day prior to the Amendment Effective Date all documentation and other information reasonably requested in writing by them at least two (2) days prior to the Amendment Effective Date in order to allow the Administrative Agent and the Lenders to comply with applicable “know your customer” and anti-money laundering rules and regulations, including the Act.
(f)    All approvals, consents, exemptions, authorizations, or other actions by, or notices to, or filings with, any Governmental Authority or any other Person necessary or required for the consummation of this Amendment shall have been received.
(g)    The representations and warranties contained in Article 5 of the Amended Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.
(h)    There shall not exist any action, suit, investigation, litigation, proceeding, hearing or other legal or regulatory developments, pending or threatened in any court or before any arbitrator or Governmental Authority that, in the reasonable opinion of the Administrative Agent, singly or in the aggregate, materially impairs this Amendment or any of the other transactions contemplated by the Loan Documents, or that could reasonably be expected to have a Material Adverse Effect.
(i)    There has been no change, occurrence or development since December 31, 2014 that could reasonably be expected to have a Material Adverse Effect.
(j)    No Default or Event of Default shall exist or be continuing prior to or immediately after giving effect to the this Amendment.
Notwithstanding anything herein to the contrary, for purposes of determining compliance with the conditions specified in this Section IV, each Required Lender shall be deemed satisfied with each document and each other matter required to be reasonably satisfactory to such Required Lender unless, prior to the Amendment

Effective Date, the Administrative Agent receives notice from such Required Lender specifying such Required Lender’s objections.
SECTION III. REPRESENTATIONS AND WARRANTIES
In order to induce the Administrative Agent, and each of the Required Lenders to enter into this Amendment and to amend and restate the Credit Agreement in the manner provided herein, each Loan Party represents and warrants on and as of the Amendment Effective Date to each of the Administrative Agent, the L/C Issuers, the Swing Line Lender and each of the Required Lenders as follows:

3.1
Existence, Qualification and Power. Each Loan Party (a) is duly organized or formed, validly existing and, as applicable, in good standing under the Laws of the jurisdiction of its incorporation or organization and (b) has all requisite power and authority and all requisite governmental licenses, authorizations, consents and approvals to execute, deliver and perform its obligations under, this Amendment, the Amended Credit Agreement and the other Loan Documents, as applicable.

3.2
Authorization; No Contravention. The execution, delivery and performance by each Loan Party of this Amendment and the Amended Credit Agreement has been duly authorized by all necessary corporate or other organizational action, and does not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (i) any Material Contract to which such Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law.

3.3
Governmental Authorization; Other Consents. No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required, except as have been obtained or made and are in full force and effect, in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, the Amended Credit Agreement or any other Loan Document to which such Loan Party is a party.

3.4
Binding Effect. This Amendment and the Amended Credit Agreement have been duly executed and delivered by each of the Loan Parties party thereto. Each of this Amendment and the Amended Credit Agreement constitute a legal, valid and binding obligation of each Loan Party, enforceable against such Loan Party in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors’ rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

3.5
Incorporation of Representations and Warranties from Credit Agreement. The representations and warranties contained in Article 5 of the Amended Credit Agreement are and will be true and correct in all material respects on and as of the Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date; provided that any such representations and warranties that is qualified as to “materiality”, “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects.

3.6
Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT
Each Loan Party hereby confirms its pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Loan Documents to which it is party, and agrees that, notwithstanding the effectiveness of this Amendment or any of the transactions contemplated thereby, such pledges, grants of security interests and other obligations, and the terms of each of the Loan Documents to which it is a party, as supplemented, amended, amended and restated or otherwise modified in connection with this Amendment and the transactions contemplated hereby, are not impaired or affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations.
Each Guarantor hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement, the Collateral Documents to which it is a party, the U.S. Obligations Guaranty and this Amendment and consents to the amendment and restatement of the Credit Agreement effected pursuant to this Amendment. Each Guarantor hereby confirms that each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all “Obligations” under each of the Loan Documents to which it is a party (in each case, as such terms are defined in the applicable Loan Document).
Each Guarantor acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Amended Credit Agreement.
SECTION V. MISCELLANEOUS

5.1	Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(i) On and after the Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to Amended Credit Agreement.
(ii) Except as specifically amended by this Amendment, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii) The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Amended Credit Agreement or any of the other Loan Documents.

5.2	Headings. Section headings herein and in the other Loan Documents are included for convenience of reference only and shall not affect the interpretation of this Amendment or any other Loan Document.

5.3	Loan Document. This Amendment shall constitute a “Loan Document” under the terms of the Amended Credit Agreement.

5.4
Applicable Law; Miscellaneous. THIS AMENDMENT AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY HERETO OR THE NEGOTIATION, EXECUTION OR PERFORMANCE HEREOF OR THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK. The provisions of Section 11.14 and Section 11.15 of the Amended Credit Agreement are incorporated by reference herein and made a part hereof.

5.5
Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

5.6
Further Assurances. Each of the Loan Parties shall execute and deliver such additional documents and take such additional actions as may be reasonably requested by the Administrative Agent to effectuate the purposes of this Amendment.

5.7
No Novation. Each of the parties hereto acknowledges and agrees that the terms of this Amendment do not constitute a novation but, rather, an amendment of the terms of a pre-existing Indebtedness and related agreement, as evidenced by this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

HOLDINGS AND U.S. BORROWER:	ACCO BRANDS CORPORATION

By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: SVP, General Counsel & Secretary

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

GUARANTORS:     ACCO BRANDS CORPORATION
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: SVP, General Counsel & Secretary

ACCO BRANDS USA LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: SVP, General Counsel & Secretary

GENERAL BINDING LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: VP & Secretary

ACCO BRANDS INTERNATIONAL, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: VP & Secretary

ACCO EUROPE FINANCE HOLDINGS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: VP & Secretary

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

ACCO EUROPE INTERNATIONAL HOLDINGS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: VP & Secretary

GBC INTERNATIONAL, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: VP & Secretary

ACCO INTERNATIONAL HOLDINGS, INC.
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: VP & Secretary

NESCHEN GBC GRAPHIC FILMS, LLC
By: /s/ Pamela R. Schneider
Name: Pamela R. Schneider
Title: Supervisory Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Anthony W. Kell
Authorized Signatory

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Jonathan M. Phillips
Name: Jonathan M. Phillips
Title: Senior Vice President

FIFTH THIRD BANK, as a Lender

By: /s/ S. Bradley McDougall
Name: S. Bradley McDougall
Title: Vice President

COMPASS BANK, as a Lender

By: /s/ Jeff Bork
Name: Jeff Bork
Title: Senior Vice President

BANK OF MONTREAL, as a Lender

By: /s/ Philip Langheim
Name: Philip Langheim
Title: Managing Director

BARCLAYS BANK PLC, as a Lender

By: /s/ Christopher R. Lee
Name: Christopher R. Lee
Title: Vice President

THE NORTHERN TRUST COMPANY, as a Lender

By: /s/ John Lascody
Name: John Lascody
Title: Vice President

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]

PNC BANK, NATIONAL ASSOCIAITON , as a Lender

By: /s/ Kristin Lenda
Name: Kristin Lenda
Title: Sr. Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Mark H. Halldorson
Name: Mark H. Halldorson
Title: Director

[Signature Page to First Amendment to Second Amended and Restated Credit Agreement]